UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 21, 2010 (April 7, 2010)

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34076	98-0575209
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People's Republic of China
(Address of Principal Executive Offices)

(+86) 755 -8370-8333
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On April 7, 2010, the board of directors of China Information Security Technology, Inc. (the "Company"), approved the dismissal of GHP Horwath, P.C. ("GHP") as the Company’s independent auditor, effective immediately.

The reports of GHP on the Company’s financial statements and on the effectiveness of the Company’s internal control over financial reporting and management’s assessment thereof for the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the Securities and Exchange Commission ("SEC") on March 16, 2009, and in the Company’s Amended Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the SEC on August 12, 2009, GHP expressed an adverse opinion on the Company’s internal control over financial reporting as of December 31, 2008 due to material weaknesses in (a) lack of sufficient accounting personnel qualified in US GAAP; (b) deficiencies in the supervision, monitoring, and annual financial statements preparation and review processes and (c) insufficient identification, documentation and review of various reconciliations and related supporting documentation necessary to prepare financial statements in accordance with US GAAP.

During the years ended December 31, 2009 and 2008 and through GHP’s dismissal on April 7, 2010, there were (1) no disagreements with GHP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GHP, would have caused GHP to make reference to the subject matter of the disagreements in connection with its reports, and (2) except for the material weakness described in Item 9A. “Controls and Procedures” in our annual report on Form 10-K for the year ended December 31, 2008, which we remediated as of December 31, 2009, no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v)of Regulation S-K.

We furnished GHP with a copy of this disclosure on April 9, 2010, providing GHP with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. We have authorized GHP to respond fully to the inquiries of the successor accountant concerning the subject matter of each of such reportable events. A letter from GHP, dated April 12, 2010 is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm

On April 21, 2010, the Company's board of directors appointed BDO Limited ("BDO") as the Company's independent registered public accounting firm.

During the years ended December 31, 2009 and 2008 and through the date hereof, neither the Company nor anyone acting on the Company’s behalf consulted BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that BDO concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

The Company's press release regarding the change of auditors is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter of GHP Horwath, P.C. dated April 12, 2010.

99.1	Press Release, dated April 21, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INFORMATION SECURITY TECHNOLOGY, INC.

By: /s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer
Dated: April 21, 2010

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of GHP Horwath, P.C. dated April 12, 2010.

99.1	Press Release, dated April 21, 2010.